PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

          PRUVIDER(SM) VARIABLE APPRECIABLE LIFE(R) INSURANCE CONTRACTS

                        THE PRUDENTIAL SERIES FUND, INC.


                        Supplement dated January 15, 1999
                   to the Statement Of Additional Information
                                Dated May 1, 1998


THE FOLLOWING INFORMATION SUPPLEMENTS THE SECTION ENTITLED "INVESTMENT OBJECTIVE AND POLICIES OF THE PORTFOLIOS" IN THE STATEMENT OF ADDITIONAL INFORMATION:

     EURO

     On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, The Prudential Series Fund, Inc. (the "Fund"), will treat the euro as a separate currency from that of any participating state.

     The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Funds' service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

     The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

     The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expense relating to these actions.

SVALSAI-2SUP Ed. 1/99
Catalog #64N403L